UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-8707

Name of Fund:  MuniHoldings Insured Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/03

Date of reporting period: 05/01/02 - 04/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
April 30, 2003


MuniHoldings
Insured Fund, Inc.


www.mlim.ml.com


MuniHoldings Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes. Under normal circumstances, the Fund invests at least 80% of its total assets in municipal bonds that are covered by insurance.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniHoldings Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIHOLDINGS INSURED FUND, INC.


The Benefits and
Risks of
Leveraging


MuniHoldings Insured Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



Swap
Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.




MuniHoldings Insured Fund, Inc., April 30, 2003


DEAR SHAREHOLDER


For the year ended April 30, 2003, the Common Stock of MuniHoldings Insured Fund, Inc. had a net annualized yield of 5.86%, based on a year-end per share net asset value of $14.48 and $.848 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +12.04%, based on a change in per share net asset value from $13.78 to $14.48, and assuming reinvestment of $.845 per share income dividends.

For the six-month period ended April 30, 2003, the total investment return on the Fund's Common Stock was +7.24%, based on a change in per share net asset value from $13.95 to $14.48, and assuming reinvestment of $.428 per share ordinary income dividends.

For the six-month period ended April 30, 2003, the Fund's Auction
Market Preferred Stock had an average yield of 1.13% for Series A and 1.10% for Series B.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.


The Municipal Market Environment
During the six-month period ended April 30, 2003, amid considerable weekly and monthly volatility, long-term fixed income interest rates generally declined. Geopolitical tensions and volatile equity valuations continued to overshadow economic fundamentals as they have for most of the last 12 months. Reacting to the strong U.S. equity rally that began last October, fixed income bond yields remained under pressure in November 2002, as U.S. equity markets continued to strengthen. During November, the Standard & Poor's 500 (S&P 500) Index rose an additional 5.50%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. In late November, third-quarter 2002 U.S. gross domestic product growth was 4%, well above the second-quarter 2002 rate of 1.30%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (0.50%) to 1.25%, its lowest level since the 1960s. This action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

However, into early 2003, softer equity prices and renewed investor concerns about U.S. military action against Iraq and North Korea again pushed bond prices higher. Reacting to disappointing holiday sales and corporate managements' attempts to scale back analysts' expectation of future earnings, the S&P 500 Index declined more than 10% from December 2002 to February 2003. Fearing an eventual U.S./ Iraq military confrontation in 2003, investors again sought the safety of U.S. Treasury obligations and the prices of fixed income issues rose. By the end of February 2003, U.S. Treasury bond yields had declined approximately 40 basis points to 4.67%.

Bond yields continued to fall into early March. Once direct U.S. military action against Iraq began, bond yields quickly rose. Prior uncertainty surrounding the Iraqi situation was obviously removed and early U.S. military successes fostered the hope that the conflict would be quickly and positively concluded. Concurrently, the S&P 400 Index rose over 6% as investors, in part, sold fixed income issues to purchase equities in anticipation of a strong U.S. economic recovery once the Iraqi conflict was resolved. By mid-March, U.S. Treasury bond yields again rose to above 5%. However, as there was growing sentiment that hostilities may not be resolved in a matter of weeks, U.S. Treasury bond yields again declined to end the month at 4.81%.

For the six months ended April 30, 2003, long-term U.S. Treasury bond yields ratcheted back to near 5% by mid-April, as U.S. equity markets continued to improve and the safe-haven premium U.S. Treasury issues had commanded prior to the beginning of the Iraqi conflict continued to be withdrawn. However, with the quick positive resolution of the Iraqi war, investors quickly resumed their focus on the fragile U.S. economic recovery. Business activity in the United States has remained sluggish, especially job creation. Investors have also been concerned that the recent SARS outbreak would have a material, negative impact on world economic conditions, especially in China and Japan. First quarter 2003 U.S. gross domestic product was released in late April initially estimating U.S. economic activity to be growing at 1.60%, well below many analysts' assessments. These factors, as well as the possibility that the Federal Reserve Board could again lower short-term interest rates to encourage more robust U.S. economic growth, pushed bond prices higher during the last two weeks of the period. By April 30, 2003, long-term U.S. Treasury bond yields had declined to almost 4.75%. Over the past six months, long-term U.S. bond yields fell more than 20 basis points.

For the six months ended April 30, 2003, long-term tax-exempt bond yields also fell modestly. Yield volatility was reduced relative to that seen in U.S. Treasury issues, as municipal bond prices were much less sensitive to worldwide geopolitical pressures on a daily and weekly basis. Tax-exempt bond yields generally followed their taxable counterparts higher, responding to a more positive U.S. fixed income environment and continued slow economic growth. After rising approximately 10 basis points in November 2002 to 5.30%, municipal bond yields generally declined through February 2003. At February 28, 2003, long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell to approximately 5.05%. However, similar to U.S. Treasury bond yields, once military action began in Iraq, municipal bond yields rose sharply to nearly 5.20% before declining to approximately 5.10% by the end of April. Over the past six months, long-term tax-exempt bond yields fell approximately 11 basis points, slightly less than U.S. Treasury obligations.

A number of factors have combined to generate consistently strong demand for municipal bonds throughout the six-month period ended April 30, 2003. Generally weak U.S. equity markets have supported continued positive demand for tax-exempt products as investors have sought the relative security of fixed income issues. Also, with tax-exempt money market rates near 1%, the demand for longer maturity municipal issues has increased as investors have opted to buy longer maturity issues rather than remain in cash reserves. Additionally, investors received approximately $30 billion in January 2003 from bond maturities, coupon income and proceeds from early redemptions. However, these positive demand factors were not totally able to offset the increase in tax-exempt new-issue supply, preventing more significant declines in tax-exempt bond yields. This modest underperformance has served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been able to be purchased at yields near or exceeding those of comparable Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. It is important to note that, despite all the recent negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.50% rate for all of 2002, twice that of 2001. Similar expansion is expected for early 2003. Lower oil prices, reduced geopolitical uncertainties, increased Federal spending for defense, and a likely Federal tax cut are all factors which should promote stronger economic growth later this year. However, it is questionable to expect that business and investor confidence can be so quickly restored as to trigger dramatic, explosive U.S. economic growth and engender associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products currently enjoy.



MuniHoldings Insured Fund, Inc., April 30, 2003


Portfolio Strategy
During the past six months, our principal portfolio strategy has been to maintain the slightly defensive market stance adopted early in 2002 while maintaining a competitive tax-exempt yield. We focused on positioning the Fund into sectors demonstrating value and reducing exposure in sectors that seemed expensive by historical standards. Because of heavy issuance, California insured bonds were trading at a deep discount compared to the rest of the municipal market. We took advantage of this by overweighting the California sector during the fourth quarter of 2002. Our strategy proved successful as supply declined during the first quarter of 2003, enabling the Fund to perform well relative to its peers. We also continued to pursue extending out the yield curve. The municipal yield curve has become extremely steep during the past year, with the ten-year area of the curve being the most volatile. We sold bonds maturing inside of ten years and used the proceeds to purchase bonds with maturities greater than 20 years. This enabled the Fund to increase its average accrual yield, while reducing its volatility. Looking forward, we will maintain the Fund's defensive structure to limit portfolio asset volatility and retain its competitive yield. We will wait until the domestic economy begins a recovery before positioning the Fund in a more defensive stance.

During the period, the Fund's borrowing costs remained in the 1% - 1.50% range, with interest rates presently near 1%. These very attractive funding levels, in combination with the steep tax-exempt yield curve, have continued to generate significant income benefits to the Fund's Common Stock shareholders. We do not expect any material reduction in the Fund's borrowing costs in 2003 as no additional easings by the Federal Reserve Board are anticipated. We expect the Fund's short-term borrowing costs to remain at current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your investment in MuniHoldings Insured Fund, Inc., and we look forward to serving your investments needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and
Portfolio Manager



May 16, 2003



SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                 S&P     Moody's     Face
STATE         Ratings+++ Ratings+++ Amount  Issue                                                                    Value
Arizona--1.2%     NR*     Aaa    $  2,000   Arizona Tourism and Sports Authority, Tax Revenue Bonds (Multi-Purpose
                                            Stadium Facility), Series A, 5.375% due 7/01/2021 (d)                 $   2,183


Arkansas--0.8%    NR*     Aaa       1,385   University of Arkansas, University Revenue Bonds (Fayetteville
                                            Campus), 5.50% due 12/01/2018 (b)                                         1,555


California--      AAA     Aaa       3,250   Brea and Olinda, California, Unified School District, COP, Refunding,
19.9%                                       Series A, 5.125% due 8/01/2026 (c)                                        3,382

                  AAA     Aaa       3,500   California Pollution Control Financing Authority, PCR, Refunding
                                            (Pacific Gas & Electric), AMT, Series A, 5.35% due 12/01/2016 (d)         3,813

                                            California State, Department of Water Resources, Power Supply
                                            Revenue Bonds, Series A:
                  AAA     Aaa       4,000     5.375% due 5/01/2017 (f)                                                4,421
                  AAA     Aaa       3,000     5.375% due 5/01/2018 (a)                                                3,314

                  AAA     NR*       5,750   California State, GO, Refunding, 5.25% due 10/01/2020 (f)                 6,151

                  AAA     Aaa       2,480   Port Oakland, California, Revenue Refunding Bonds, Series M, 5.25%
                                            due 11/01/2020 (b)                                                        2,688

                  AA      Aa3       5,000   Sacramento County, California, Sanitation District Financing Authority,
                                            Revenue Refunding Bonds, RIB, Series 366, 10.11% due 12/01/2027 (e)       6,128

                  AAA     Aaa       5,000   San Francisco, California, City and County Airport Commission,
                                            International Airport, Special Facilities Lease Revenue Bonds
                                            (SFO Fuel Company LLC), AMT, Series A, 5.25% due 1/01/2027 (a)            5,087

                                            San Pablo, California, Joint Powers Financing Authority, Tax
                                            Allocation Revenue Refunding Bonds (d):
                  AAA     Aaa       2,635     5.66%** due 12/01/2024                                                    824
                  AAA     Aaa       2,355     5.66%** due 12/01/2025                                                    691
                  AAA     Aaa       2,355     5.66%** due 12/01/2026                                                    651


Colorado--6.5%                              Aurora, Colorado, COP (a):
                  AAA     Aaa       2,440     5.75% due 12/01/2015                                                    2,817
                  AAA     Aaa       2,560     5.75% due 12/01/2016                                                    2,950
                  AAA     Aaa       2,730     5.75% due 12/01/2017                                                    3,136
                  AAA     Aaa       2,890     5.75% due 12/01/2018                                                    3,305


Connecticut--     AAA     Aaa       8,000   Connecticut State, HFA, Revenue Bonds (Housing Mortgage Program),
7.8%                                        AMT, Series D, 5.15% due 11/15/2022 (d)                                   8,226

                  AA      Baa3      5,710   Connecticut State Health and Educational Facilities Authority,
                                            Revenue Refunding Bonds (University of Hartford), Series E, 5.50%
                                            due 7/01/2022                                                             6,245




Portfolio
Abbreviations


To simplify the listings of MuniHoldings Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax
           (subject to)
COP        Certificates of Participation
EDA        Economic Development
           Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds



MuniHoldings Insured Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                 S&P     Moody's     Face
STATE         Ratings+++ Ratings+++ Amount  Issue                                                                    Value
Florida--1.5%     NR*     Aaa    $  2,500   Escambia County, Florida, Health Facilities Authority, Health
                                            Facility Revenue Bonds (Florida Health Care Facility Loan), 5.95%
                                            due 7/01/2020 (a)                                                     $   2,736


Hawaii--6.4%      AAA     Aaa      10,000   Hawaii State, GO, Series CT, 5.875% due 9/01/2009 (c)(h)                 11,868


Illinois--18.8%                             Chicago, Illinois, GO (b):
                  AAA     Aaa       5,000     5.50% due 1/01/2021                                                     5,464
                  AAA     Aaa       2,790     Series A, 6% due 1/01/2018                                              3,239
                  AAA     Aaa       2,000     Series A, 6% due 1/01/2019                                              2,310
                  AAA     Aaa       3,175     Series A, 6% due 1/01/2020                                              3,652

                  AAA     Aaa       3,500   Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds, Series A,
                                            5.25% due 1/01/2028 (a)                                                   3,674

                  AAA     Aaa       3,500   Chicago, Illinois, Parking District, GO, Series A, 5.75% due
                                            1/01/2017 (b)                                                             3,923

                  BBB     A3        5,280   Hodgkins, Illinois, Environmental Improvement Revenue Bonds
                                            (MBM Project), AMT, 6% due 11/01/2015                                     5,620

                  BBB     NR*       1,760   Illinois, Development Finance Authority Revenue Bonds (Community
                                            Rehabilitation Providers Facilities), Series A, 6.625% due 7/01/2032      1,824

                  AAA     Aaa       4,500   Illinois State, GO, First Series, 6% due 1/01/2018 (b)                    5,201

                  AAA     Aaa          45   Lake, Cook, Kane, and McHenry Counties, Illinois, Community United
                                            School District, GO, 5.75% due 12/01/2019 (b)                                51


Kentucky--2.6%    AAA     Aa3       4,380   Fayette County, Kentucky, School District Finance Corporation, School
                                            Building Revenue Bonds, 5.50% due 9/01/2019                               4,845


Louisiana--0.7%   NR*     Aaa       1,250   Louisiana Local Government, Environmental Facilities, Community
                                            Development Authority, Mortgage Revenue Refunding Bonds (Sharlo
                                            Apartments), Series A, 6.50% due 6/20/2037                                1,379


Maine--1.4%       AA+     Aa1       2,500   Maine State Housing Authority, Mortgage Revenue Bonds, AMT,
                                            Series F-2, 5.25% due 11/15/2032                                          2,559


Massachusetts--   AAA     Aaa       1,770   Massachusetts State, GO, Refunding, Consolidated Loan, Series D,
1.0%                                        5.375% due 8/01/2022 (d)                                                  1,914


Michigan--4.1%    AAA     Aaa       2,035   Boyne City, Michigan, Public School District, GO, 5.75% due
                                            5/01/2017 (b)                                                             2,329

                                            Michigan State Strategic Fund, Limited Obligation Revenue Refunding
                                            Bonds, AMT (f):
                  AAA     Aaa       3,500     (Detroit Edison Company Project), Series C, 5.65% due 9/01/2029         3,677
                  AAA     Aaa       1,500     (Detroit Edison Pollution), Series B, 5.65% due 9/01/2029               1,615


Minnesota--2.4%   NR*     Aaa       4,015   Sauk Rapids, Minnesota, Independent School District Number 47, GO,
                                            Series A, 5.65% due 2/01/2019 (d)                                         4,448


Mississippi--     BBB-    Ba1       4,000   Mississippi Business Finance Corporation, Mississippi, PCR,
2.1%                                        Refunding (System Energy Resources Inc. Project), 5.875% due
                                            4/01/2022                                                                 3,937


Missouri--7.8%    AAA     Aaa       2,000   Cape Girardeau, Missouri, School District Number 063, GO (Missouri
                                            Direct Deposit Program), 5.50% due 3/01/2018 (b)                          2,224

                                            Mehlville, Missouri, School District Number R-9, COP (c):
                  AAA     Aaa       1,570     (Missouri Capital Improvement Projects), 5.50% due 9/01/2015            1,781
                  AAA     Aaa       2,610     (Missouri Capital Improvement Projects), 5.50% due 9/01/2018            2,904
                  AAA     Aaa       1,925     Series A, 5.50% due 3/01/2014                                           2,158
                  AAA     Aaa       2,175     Series A, 5.50% due 3/01/2015                                           2,430
                  AAA     Aaa       1,170     Series A, 5.50% due 3/01/2016                                           1,299
                  AAA     Aaa       1,500     Series A, 5.50% due 3/01/2017                                           1,656


Nebraska--2.9%                              Omaha Convention Hotel Corporation, Nebraska, Convention Center
                                            Revenue Bonds, First Tier, Series A (a):
                  AAA     Aaa       1,585     5.50% due 4/01/2020                                                     1,737
                  AAA     Aaa       2,000     5.50% due 4/01/2021                                                     2,184

                  A+      A1        1,500   Washington County, Nebraska, Wastewater Facilities Revenue Bonds
                                            (Cargill Inc. Project), AMT, 5.90% due 11/01/2027                         1,543


Nevada--2.4%      AAA     Aaa       4,000   Las Vegas New Convention and Visitors Authority Revenue Bonds,
                                            5.75% due 7/01/2018 (a)                                                   4,564


New Hampshire--   AAA     Aaa       2,250   New Hampshire Health and Education Facilities Authority Revenue
1.3%                                        Bonds (University System of New Hampshire), 5.375% due 7/01/2020 (a)      2,463


New Jersey--      AAA     Aaa       5,000   New Jersey EDA, Water Facilities Revenue Refunding Bonds
11.3%                                       (American Water), AMT, Series B, 5.125% due 4/01/2022 (a)                 5,227

                  AA-     Aaa       2,750   New Jersey State Highway Authority, Garden State Parkway, General
                                            Revenue Refunding Bonds, 6% due 1/01/2019 (g)                             3,354

                  AAA     Aaa       6,910   New Jersey State Transportation Trust Fund Authority, Transportation
                                            System Revenue Refunding Bonds, Series B, 6% due 12/15/2011 (d)(h)        8,294

                  A-      A3        4,590   Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds,
                                            7% due 6/01/2041                                                          4,222


New York--22.6%   AAA     Aaa      10,000   Nassau Health Care Corporation, New York, Health System Revenue Bonds,
                                            5.75% due 8/01/2022 (c)                                                  11,171

                                            New York City, New York, GO, Refunding:
                  AAA     Aaa       6,250     Series C, 5.875% due 2/01/2016 (d)                                      6,989
                  AAA     Aaa       7,500     Series G, 5.75% due 2/01/2017 (c)                                       8,247

                  AAA     Aaa       7,085   New York City, New York, GO, Series G, 5.75% due 10/15/2012 (c)           8,072

                  AAA     Aaa       1,665   New York State Dormitory Authority Revenue Bonds (School Districts
                                            Financing Program), Series D, 5.25% due 10/01/2023 (d)                    1,773

                  AAA     Aaa       5,000   New York State Dormitory Authority, Revenue Refunding Bonds (City
                                            University System), Consolidated, Series 1, 5.625% due 1/01/2008 (c)(h)   5,810


Oregon--0.9%      NR*     Aaa       1,400   Portland, Oregon, Urban Renewal and Redevelopment Tax Allocation
                                            Bonds (Oregon Convention Center), Series A, 5.75% due 6/15/2015 (a)       1,615


Pennsylvania--    AAA     Aaa       6,045   Philadelphia, Pennsylvania, Airport Revenue Bonds (Philadelphia
8.7%                                        Airport System), AMT, Series B, 5.50% due 6/15/2017 (b)                   6,507

                  A-      NR*       2,430   Sayre, Pennsylvania, Health Care Facilities Authority Revenue Bonds
                                            (Guthrie Health Issue), Series B, 5.85% due 12/01/2020                    2,547

                  AAA     Aaa       4,250   Washington County, Pennsylvania, Capital Funding Authority Revenue
                                            Bonds (Capital Projects and Equipment Program), 6.15% due
                                            12/01/2029 (a)                                                            5,114

                  NR*     Aaa       1,885   York County, Pennsylvania, School of Technology Authority, Lease
                                            Revenue Refunding Bonds, 5.50% due 2/15/2022 (b)                          2,061




MuniHoldings Insured Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                 S&P     Moody's     Face
STATE         Ratings+++ Ratings+++ Amount  Issue                                                                    Value
Rhode Island--    NR*     Aaa    $  5,000   Providence, Rhode Island, Redevelopment Agency Revenue Refunding
3.0%                                        Bonds (Public Safety and Municipal Buildings), Series A, 5.75% due
                                            4/01/2019 (a)                                                         $   5,674


South Carolina--  A-      A3        1,590   Tobacco Settlement Revenue Management Authority, South Carolina,
0.7%                                        Tobacco Settlement Revenue Bonds, Series B, 6.375% due 5/15/2028          1,364


Tennessee--3.7%                             Tennessee HDA, Revenue Refunding Bonds (Homeownership Program), AMT,
                                            Series A (c):
                  AAA     Aaa       3,445     5.25% due 7/01/2022                                                     3,574
                  AAA     Aaa       3,160     5.35% due 1/01/2026                                                     3,274


Texas--3.9%       A+      Aa3       3,500   Austin, Texas, Convention Center Revenue Bonds (Convention
                                            Enterprises Inc.), Trust Certificates, Second Tier, Series B, 6%
                                            due 1/01/2023                                                             3,792

                  AAA     NR*       3,094   Houston, Texas, Community College System, Participation Interests,
                                            COP (Alief Center Project), 5.75% due 8/15/2022 (d)                       3,464


Virginia--5.6%                              Virginia State, HDA, Commonwealth Mortgage Revenue Bonds (d):
                  AAA     Aaa       1,000     AMT, Series C, Sub-Series C-2, 5.45% due 7/01/2023                      1,041
                  AAA     Aaa       8,980     Series J, Sub-Series J-1, 5.20% due 7/01/2019                           9,406


Washington--8.0%  AAA     Aaa       1,655   Chelan County, Washington, Public Utility District Number 001,
                                            Consolidated Revenue Bonds (Chelan Hydro System), AMT, Series A,
                                            5.45% due 7/01/2037 (a)                                                   1,708

                  AAA     Aaa       2,710   King County, Washington, Sewer Revenue Refunding Bonds, Series B,
                                            5.50% due 1/01/2027 (c)                                                   2,903

                  AAA     Aaa       1,810   Snohomish County, Washington, Public Utility District Number 001,
                                            Electric Revenue Bonds, 5.50% due 12/01/2022 (c)                          1,967

                  AAA     Aaa       7,335   Tacoma, Washington, Electric System Revenue Refunding Bonds,
                                            Series A, 5.75% due 1/01/2016 (c)                                         8,286


West Virginia--   AAA     Aaa       5,000   West Virginia State Housing Development Fund, Housing Finance
2.8%                                        Revenue Refunding Bonds, Series D, 5.20% due 11/01/2021 (d)               5,186


Wyoming--0.9%     AA      NR*       1,500   Wyoming Student Loan Corporation, Student Loan Revenue Refunding
                                            Bonds, Series A, 6.20% due 6/01/2024                                      1,607


Puerto Rico--     A-      Baa2      3,000   Puerto Rico Commonwealth, Highway and Transportation Authority,
1.7%                                        Transportation Revenue Bonds, 5.75% due 7/01/2022                         3,255


                                            Total Municipal Bonds (Cost--$284,946)--165.4%                          308,279




                                   Shares
                                    Held    Short-Term Securities
                                    7,521   Merrill Lynch Institutional Tax-Exempt Fund++                             7,521


                                            Total Short-Term Securities (Cost--$7,521)--4.0%                          7,521


                  Total Investments (Cost--$292,467)--169.4%                                                        315,800
                  Unrealized Depreciation on Forward Interest Rate Swaps++++--(0.5%)                                (1,055)
                  Other Assets Less Liabilities--3.0%                                                                 5,642
                  Preferred Stock, at Redemption Value--(71.9%)                                                   (134,015)
                                                                                                                  ---------
                  Net Assets Applicable to Common Stock--100.0%                                                   $ 186,372
                                                                                                                  =========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2003.
(f)XL Capital Insured.
(g)Escrowed to maturity.
(h)Prerefunded.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section
2(a)(3) of the Investment Company Act of 1940) are as follows:


                                                   (in Thousands)
                                           Net         Dividend
Affiliate                                Activity       Income

Merrill Lynch Institutional
Tax-Exempt Fund                           7,521           $53


++++Forward interest rate swaps entered into as of April 30, 2003 were as follows:


                                                   (in Thousands)
                                                       Unrealized
                                         Notional    Appreciation
                                          Amount   (Depreciation)

Receive a variable rate equal to 7-Day
Bond Market Association rate at
quarterly reset date and pay a fixed
rate equal to 4.236%

Broker, Morgan Stanley Capital
Services Inc.
Expires, May 21, 2023                    31,500          $(1,070)

Receive a variable rate equal to 7-Day
Bond Market Association rate at
quarterly reset date and pay a fixed
rate equal to 3.991%

Broker, JP Morgan Chase
Expires, July 7, 2023                    11,000                15
                                                         --------
                                                         $(1,055)
                                                         ========


+++Ratings have not been audited by Ernst & Young, LLP.

See Notes to Financial Statements.



Quality Profile
(unaudited)


The quality ratings of securities in the Fund as of April 30, 2003 were as follows:

                                        Percent of
S&P Rating/Moody's Rating           Total Investments

AAA/Aaa                                    83.5%
AA/Aa                                       6.4
A/A                                         5.9
BBB/Baa                                     1.8
NR (Not Rated)                              2.4




MuniHoldings Insured Fund, Inc., April 30, 2003


STATEMENT OF NET ASSETS

                  As of April 30, 2003
Assets:           Investments, at value (identified cost-- $292,466,861)                                       $315,800,005
                  Cash                                                                                               93,623
                  Receivables:
                     Interest                                                                $  4,689,572
                     Securities sold                                                            3,172,525
                     Dividends                                                                        241         7,862,338
                                                                                             ------------
                  Prepaid expenses and other assets                                                                   1,877
                                                                                                               ------------
                  Total assets                                                                                  323,757,843
                                                                                                               ------------

Liabilities:      Unrealized depreciation on forward interest rate swaps                                          1,054,568
                  Payables:
                     Securities purchased                                                       2,026,130
                     Investment adviser                                                           132,658
                     Dividends to Common Stock shareholders                                       126,701
                     Other affiliates                                                               2,464         2,287,953
                                                                                             ------------
                  Accrued expenses                                                                                   28,711
                                                                                                               ------------
                  Total liabilities                                                                               3,371,232
                                                                                                               ------------

Preferred Stock:  Preferred Stock, at redemption value, par value $.10 per share
                  (2,680 Series A shares and 2,680 Series B shares of AMPS* issued
                  and outstanding at $25,000 per share liquidation preference)                                  134,014,767
                                                                                                               ------------

Net Assets        Net assets applicable to Common Stock                                                        $186,371,844
Applicable to                                                                                                  ============
Common Stock:

Analysis of       Common Stock, par value $.10 per share (12,867,541 shares issued
Net Assets        and outstanding)                                                                             $  1,286,754
Applicable to     Paid-in capital in excess of par                                                              190,198,389
Common Stock:     Undistributed investment income--net                                       $  2,722,111
                  Accumulated realized capital losses on investments--net                    (30,113,986)
                  Unrealized appreciation on investments--net                                  22,278,576
                                                                                             ------------
                  Total accumulated losses--net                                                                 (5,113,299)
                                                                                                               ------------
                  Total--Equivalent to $14.48 net asset value per share of Common Stock
                  (market price--$13.50)                                                                       $186,371,844
                                                                                                               ============

*Auction Market Preferred Stock.

See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                  For the Year Ended April 30, 2003
Investment        Interest                                                                                     $ 15,945,341
Income:           Dividends                                                                                          53,298
                                                                                                               ------------
                  Total income                                                                                   15,998,639
                                                                                                               ------------

Expenses:         Investment advisory fees                                                   $  1,732,685
                  Commission fees                                                                 340,012
                  Accounting services                                                             121,340
                  Professional fees                                                                87,110
                  Transfer agent fees                                                              50,332
                  Directors' fees and expenses                                                     37,401
                  Printing and shareholder reports                                                 34,798
                  Listing fees                                                                     28,965
                  Custodian fees                                                                   19,333
                  Pricing fees                                                                     17,030
                  Other                                                                            35,700
                                                                                             ------------
                  Total expenses before waiver and reimbursement                                2,504,706
                  Waiver and reimbursement of expenses                                          (181,176)
                                                                                             ------------
                  Total expenses after waiver and reimbursement                                                   2,323,530
                                                                                                               ------------
                  Investment income--net                                                                         13,675,109
                                                                                                               ------------

Realized &        Realized loss on investments--net                                                             (2,336,371)
Unrealized        Change in unrealized appreciation on investments--net                                          10,263,841
Gain (Loss) on                                                                                                 ------------
Investments--Net: Total realized and unrealized gain on investments--net                                          7,927,470
                                                                                                               ------------

Dividends to      Investment income--net                                                                        (1,650,076)
Preferred Stock                                                                                                ------------
Shareholders:     Net Increase in Net Assets Resulting from Operations                                         $ 19,952,503
                                                                                                               ============

See Notes to Financial Statements.



MuniHoldings Insured Fund, Inc., April 30, 2003


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Year Ended
                                                                                                       April 30,
                  Increase (Decrease) in Net Assets:                                             2003               2002
Operations:       Investment income--net                                                     $ 13,675,109      $ 13,736,962
                  Realized gain (loss) on investments--net                                    (2,336,371)         2,936,769
                  Change in unrealized appreciation on investments--net                        10,263,841         2,674,959
                  Dividends to Preferred Stock shareholders                                   (1,650,076)       (2,661,776)
                                                                                             ------------      ------------
                  Net increase in net assets resulting from operations                         19,952,503        16,686,914
                                                                                             ------------      ------------

Dividends to      Investment income--net                                                     (10,866,639)      (10,407,962)
Common Stock                                                                                 ------------      ------------
Shareholders:     Net decrease in net assets resulting from dividends to Common Stock
                  shareholders                                                               (10,866,639)      (10,407,962)
                                                                                             ------------      ------------

Net Assets        Total increase in net assets applicable to Common Stock                       9,085,864         6,278,952
Applicable to     Beginning of year                                                           177,285,980       171,007,028
Common Stock:                                                                                ------------      ------------
                  End of year*                                                               $186,371,844      $177,285,980
                                                                                             ============      ============

                  *Undistributed investment income--net                                      $  2,722,111      $  1,582,663
                                                                                             ============      ============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                                                  For the
The following per share data and ratios                                                                            Period
have been derived from information                                                                                 May 1,
provided in the financial statements.                                       For the Year Ended                    1998* to
                                                                                April 30,                        April 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000        1999
Per Share         Net asset value, beginning of period       $    13.78   $    13.29   $    12.29   $    15.25   $    15.00
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:****  Investment income--net                      1.06+++++         1.07         1.14         1.17         1.20
                  Realized and unrealized gain (loss)
                  on investments--net                               .62          .44         1.01       (2.82)          .61
                  Dividends and distributions to Preferred
                  Stock shareholders:
                     Investment income--net                       (.13)        (.21)        (.41)        (.36)        (.27)
                     Realized gain on investments--net               --           --           --           --        (.10)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.03)           --
                  Capital charge resulting from issuance
                  of Preferred Stock                                 --           --           --           --        (.10)
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                 1.55         1.30         1.74       (2.04)         1.34
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions to
                  Common Stock shareholders:
                     Investment income--net                       (.85)        (.81)        (.74)        (.83)        (.83)
                     Realized gain on investments--net               --           --           --           --        (.23)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.09)           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions to
                  Common Stock shareholders                       (.85)        (.81)        (.74)        (.92)       (1.06)
                                                             ----------   ----------   ----------   ----------   ----------
                  Capital charge resulting from issuance
                  of Common Stock                                    --           --           --           --        (.03)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of period             $    14.48   $    13.78   $    13.29   $    12.29   $    15.25
                                                             ==========   ==========   ==========   ==========   ==========
                  Market price per share, end of period      $    13.50   $    12.65   $    12.89   $    11.00   $  14.4375
                                                             ==========   ==========   ==========   ==========   ==========


Total Investment  Based on market price per share                13.79%        4.38%       24.67%     (17.87%)     3.19%+++
Return:**                                                    ==========   ==========   ==========   ==========   ==========
                  Based on net asset value per share             12.04%       10.28%       15.05%     (13.13%)     8.99%+++
                                                             ==========   ==========   ==========   ==========   ==========


Ratios Based on   Total expenses, net of waiver and
Average Net       reimbursement***                                1.28%        1.30%        1.15%        1.28%         .78%
Assets Of                                                    ==========   ==========   ==========   ==========   ==========
Common Stock:     Total expenses***                               1.38%        1.39%        1.44%        1.39%        1.18%
                                                             ==========   ==========   ==========   ==========   ==========
                  Total investment income--net***                 7.55%        7.75%        8.71%        8.87%        7.73%
                                                             ==========   ==========   ==========   ==========   ==========
                  Amount of dividends to Preferred
                  Stock shareholders                               .91%        1.50%        3.14%        2.74%        1.73%
                                                             ==========   ==========   ==========   ==========   ==========
                  Investment income--net, to Common
                  Stock shareholders                              6.64%        6.25%        5.57%        6.13%        6.00%
                                                             ==========   ==========   ==========   ==========   ==========


Ratios Based on   Total expenses, net of waiver and
Average Net       reimbursement                                    .74%         .74%         .64%         .71%         .48%
Assets Of                                                    ==========   ==========   ==========   ==========   ==========
Common &          Total expenses                                   .80%         .79%         .80%         .77%         .72%
Preferred                                                    ==========   ==========   ==========   ==========   ==========
Stock:***         Total investment income--net                    4.34%        4.41%        4.84%        4.93%        4.71%
                                                             ==========   ==========   ==========   ==========   ==========


Ratios Based on   Dividends to Preferred Stock shareholders       1.23%        1.99%        3.94%        3.42%        2.70%
Average Net                                                  ==========   ==========   ==========   ==========   ==========
Assets Of
Preferred Stock:


Supplemental      Net assets applicable to Common Stock,
Data:             end of period (in thousands)               $  186,372   $  177,286   $  171,007   $  158,094   $  195,702
                                                             ==========   ==========   ==========   ==========   ==========
                  Preferred Stock outstanding, end of
                  period (in thousands)                      $  134,000   $  134,000   $  134,000   $  134,000   $  134,000
                                                             ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             49.59%       49.69%       94.80%      189.96%      180.85%
                                                             ==========   ==========   ==========   ==========   ==========


Leverage:         Asset coverage per $1,000                  $    2,391   $    2,323   $    2,276   $    2,180   $    2,460
                                                             ==========   ==========   ==========   ==========   ==========


Dividends Per     Series A--Investment income--net           $      313   $      502   $      964   $      854   $      631
Share on                                                     ==========   ==========   ==========   ==========   ==========
Preferred Stock   Series B--Investment income--net           $      302   $      491   $    1,005   $      852   $      658
Outstanding:++                                               ==========   ==========   ==========   ==========   ==========


*Commencement of operations.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment
Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
****Certain prior year amounts have been reclassified to conform to current year presentation.
++The Fund's Preferred Stock was issued on May 19, 1998.
+++Aggregate total investment return.
+++++Based on average shares outstanding.

See Notes to Financial Statements.



MuniHoldings Insured Fund, Inc., April 30, 2003


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUS. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund is authorized to enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determind by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $18,946 has been reclassified between undistributed net investment income and accumulated net realized capital losses. This reclassification has no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended April 30, 2003, FAM earned fees of $1,732,685, of which $171,866 was waived. For the year ended April 30, 2003, FAM reimbursed the Fund in the amount of $9,310.

For the year ended April 30, 2003, the Fund reimbursed FAM $12,262 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2003 were $152,557,137 and $167,509,805, respectively.

Net realized gains (losses) for the year ended April 30, 2003 and net unrealized gains (losses) as of April 30, 2003 were as follows:


                                       Realized         Unrealized
                                    Gains (Losses)    Gains (Losses)

Long-term investments               $  5,408,319       $ 23,333,144
Financial futures contracts          (6,809,520)                 --
Forward interest rate swaps            (935,170)        (1,054,568)
                                    ------------       ------------
Total                               $(2,336,371)       $ 22,278,576
                                    ============       ============


As of April 30, 2003 net unrealized appreciation for Federal income tax purposes aggregated $23,335,191, of which $23,576,138 related to appreciated securities and $240,947 related to depreciated securities. The aggregate cost of investments at April 30, 2003 for Federal income tax purposes was $292,464,814.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended April 30, 2003 and April 30, 2002 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2003 were as follows: Series A, 1.15% and Series B, 1.25%.

Shares issued and outstanding for the years ended April 30, 2003 and April 30, 2002 remained constant.



MuniHoldings Insured Fund, Inc., April 30, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
April 30, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $247,754 as commissions.


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.073000 per share on May 29, 2003 to shareholders of record on May 16, 2003.


The tax character of distributions paid during the fiscal years ended April 30, 2003 and April 30, 2002 was as follows:


                                      4/30/2003         4/30/2002

Distributions paid from:
   Tax-exempt income                $ 12,516,715       $ 13,069,738
                                    ------------       ------------
Total distributions                 $ 12,516,715       $ 13,069,738
                                    ============       ============



As of April 30, 2003, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt income--net                  $   2,720,064
Undistributed long-term capital gains--net                       --
                                                      -------------
Total undistributed earnings--net                         2,720,064
Capital loss carryforward                             (24,817,934)*
Unrealized gains--net                                  16,984,571**
                                                      -------------
Total accumulated losses--net                         $ (5,113,299)
                                                      =============


*On April 30, 2003, the Fund had a net capital loss carryforward of $24,817,934, of which $15,234,021 expires in 2008 and $9,583,913 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.




REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors,
MuniHoldings Insured Fund, Inc.:

We have audited the accompanying statement of net assets of MuniHoldings Insured Fund, Inc., including the schedule of investments, as of April 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Insured Fund, Inc. at April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.


(Ernst & Young LLP)
MetroPark, New Jersey
June 6, 2003



MuniHoldings Insured Fund, Inc., April 30, 2003


IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniHoldings Insured Fund, Inc. during the taxable year ended April 30, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.




MANAGED DIVIDEND POLICY (unaudited)


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



OFFICERS AND DIRECTORS (unaudited)

                                                                                            Number of        Other
                                                                                          Portfolios in    Director-
                       Position(s)   Length                                                Fund Complex      ships
                           Held     of Time                                                Overseen by      Held by
Name, Address & Age     with Fund    Served   Principal Occupation(s) During Past 5 Years    Director       Director
Interested Director

Terry K. Glenn*         President   1999 to   President and Chairman of Merrill Lynch       118 Funds       None
P.O.Box 9011            and         present   Investment Managers, L.P. ("MLIM")/Fund     162 Portfolios
Princeton,              Director    and       Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                       1983 to   Funds since 1999; Chairman (Americas
Age: 62                             present   Region) of MLIM from 2000 to 2002;
                                              Executive Vice President of MLIM
                                              and FAM (which terms as used herein
                                              include their corporate predecessors)
                                              from 1983 to 2002; President of FAM
                                              Distributors. Inc. ("FAMD") from 1986
                                              to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators,
                                              L.P. from 1989 to 2002; Director of
                                              Financial Data Services, Inc. from 1985
                                              to 2002.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person", as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and
Princeton Administrators, L.P.  The Director's term is unlimited.
Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



MuniHoldings Insured Fund, Inc., April 30, 2003


OFFICERS AND DIRECTORS (unaudited) (concluded)

                                                                                            Number of        Other
                                                                                          Portfolios in    Director-
                       Position(s)   Length                                                Fund Complex      ships
                           Held     of Time                                                Overseen by      Held by
Name, Address & Age     with Fund   Served*   Principal Occupation(s) During Past 5 Years    Director       Director
Independent Directors


Ronald W. Forbes        Director    1998 to   Professor Emeritus of Finance, School          44 Funds       None
P.O. Box 9095                       present   of Business, State University of            50 Portfolios
Princeton,                                    New York at Albany since 2000 and
NJ 08543-9095                                 Professor thereof from 1989 to 2000;
Age: 62                                       International Consultant, Urban Institute
                                              from 1995 to 1999.


Cynthia A. Montgomery   Director    1998 to   Professor, Harvard Business School             44 Funds       Unum
P.O. Box 9095                       present   since 1989; Director, Unum Provident        50 Portfolios     Provident
Princeton,                                    Corporation since 1990; Director, Newell                      Corpora-
NJ 08543-9095                                 Rubbermaid, Inc. since 1995.                                  tion;
Age: 50                                                                                                     Newell
                                                                                                            Rubber-
                                                                                                            maid, Inc.


Charles C. Reilly       Director    1998 to   Self-employed financial consultant             44 Funds       None
P.O. Box 9095                       present   since 1990.                                 50 Portfolios
Princeton,
NJ 08543-9095
Age: 71


Kevin A. Ryan           Director    1998 to   Founder and Director Emeritus of The           44 Funds       None
P.O. Box 9095                       present   Boston University Center for the            50 Portfolios
Princeton,                                    Advancement of Ethics and Character;
NJ 08543-9095                                 Professor of Education at Boston
Age: 70                                       University from 1982 to 1999 and
                                              Professor Emeritus since 1999.


Roscoe S. Suddarth      Director    2000 to   President, Middle East Institute from          44 Funds       None
P.O. Box 9095                       present   1995 to 2001; Foreign Service Officer,      50 Portfolios
Princeton,                                    United States Foreign Service from 1961
NJ 08543-9095                                 to 1995; Career Minister from 1989 to
Age: 67                                       1995; Deputy Inspector General, U.S.
                                              Department of State from 1991 to 1994;
                                              U.S. Ambassador to the Hashemite Kingdom
                                              of Jordan from 1987 to 1990.


Richard R. West         Director    1998 to   Dean Emeritus of New York University,          44 Funds       Bowne &
P.O. Box 9095                       present   Leonard N. Stern School of Business         50 Portfolios     Co., Inc.;
Princeton,                                    Administration since 1994.                                    Vornado
NJ 08543-9095                                                                                               Operating
Age: 65                                                                                                     Company;
                                                                                                            Vornado
                                                                                                            Realty Trust;
                                                                                                            Alexander's,
                                                                                                            Inc.


Edward D. Zinbarg       Director    2000 to   Self-employed financial consultant since       44 Funds       None
P.O. Box 9095                       present   1994.                                       50 Portfolios
Princeton,
NJ 08543-9095
Age: 68


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




                       Position(s)   Length
                           Held     of Time
Name, Address & Age     with Fund   Served*   Principal Occupation(s) During Past 5 Years
Fund Officers


Donald C. Burke         Vice        1998 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof
P.O. Box 9011           President   present   since 1999; Senior Vice President and Treasurer of Princeton Services since
Princeton,              and         and       1999; Vice President of FAMD since 1999; Vice President of MLIM and FAM
NJ 08543-9011           Treasurer   1999 to   from 1990 to 1997; Director of MLIM Taxation since 1990.
Age: 42                             present


Kenneth A. Jacob        Senior      2002 to   Managing Director of MLIM since 2000 and Director (Municipal Tax-Exempt
P.O. Box 9011           Vice        present   Fund Management) of MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 52


John M. Loffredo        Senior      2002 to   Managing Director of MLIM since 2000 and Director (Municipal Tax-Exempt
P.O. Box 9011           Vice        present   Fund Management) of MLIM from 1998 to 2000.
Princeton,              President
NJ 08543-9011
Age: 39


Robert A. DiMella       Vice        1999 to   Director (Municipal Tax-Exempt Fund Management) of MLIM since 2002;
P.O. Box 9011           President   present   Vice President of MLIM from 1996 to 2001.
Princeton,
NJ 08543-9011
Age: 36


Brian D. Stewart        Secretary   2002 to   Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed
P.O. Box 9011                       present   Smith from 2001 to 2002; Attorney with Saul Ewing from 1999 to 2001.
Princeton,
NJ 08543-9011
Age: 33


*Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MUS



MuniHoldings Insured Fund, Inc., April 30, 2003


AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniHoldings Insured Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniHoldings Insured Fund, Inc.


Date: June 23, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniHoldings Insured Fund, Inc.


Date: June 23, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings Insured Fund, Inc.


Date: June 23, 2003



Attached hereto as an exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.